                                                                    Exhibit 10.3




                           AMERICASDOCTOR.COM, INC.

                             AMENDED AND RESTATED

                        1996 DIRECTOR STOCK OPTION PLAN

                           AMERICASDOCTOR.COM, INC.
                             AMENDED AND RESTATED
                        1996 DIRECTOR STOCK OPTION PLAN
                               Table of Contents

                                                                                                               Page
ARTICLE 1         General Purpose of Plan....................................................................     1

ARTICLE 2         Definitions................................................................................     1

ARTICLE 3         Administration.............................................................................     3
         Section 3.1       Administrator.....................................................................     3
         Section 3.2       Powers in General.................................................................     3
         Section 3.3       Specific Powers...................................................................     3
         Section 3.4       Decisions Final...................................................................     3

ARTICLE 4         Stock Subject to Plan......................................................................     4
         Section 4.1       Stock Subject to the Plan.........................................................     4
         Section 4.2       Unexercised Options; Reacquired Shares............................................     4

ARTICLE 5         Eligibility................................................................................     4

ARTICLE 6         Options....................................................................................     4
         Section 6.1       General...........................................................................     4
         Section 6.2       Terms and Conditions of Options...................................................     4
                  (a)      Number and Type of Shares.........................................................     4
                  (b)      Exercise Price....................................................................     5
                  (c)      Medium and Time of Payment........................................................     5
                  (d)      Term and Exercise of Options......................................................     5
                  (e)      Reload Options....................................................................     5
                  (f)      Successive Grants.................................................................     5
                  (g)      Section 16(b).....................................................................     5
         Section 6.3       Transferability Restrictions......................................................     5

ARTICLE 7         Effect of Certain Changes..................................................................     6

ARTICLE 8         Amendments, Termination and Cancellations..................................................     6

ARTICLE 9         General Provisions.........................................................................     7
         Section 9.1       General Restrictions..............................................................     7
                  (a)      No View to Distribute.............................................................     7
                  (b)      Legends...........................................................................     7
         Section 9.2       Other Compensation Arrangements...................................................     7
         Section 9.3       Withholding Taxes.................................................................     7
                  (a)      Withholding Required..............................................................     7
                  (b)      Withholding Right.................................................................     7
                  (c)      Exercise of Withholding Right.....................................................     8
                  (d)      Effect............................................................................     8

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
         Section 9.4       Indemnification..................................................................      8
         Section 9.5       Loans............................................................................      8
         Section 9.6       No Right to Continue as a Director...............................................      9
         Section 9.7       No Rights as a Stockholder.......................................................      9
         Section 9.8       Fractional Shares................................................................      9
         Section 9.9       Regulatory Matters...............................................................      9
         Section 9.10      Certain Terminations of Services, Hardship and Approved Leaves of Absence........     10
         Section 9.11      Foreign Optionees................................................................     10
         Section 9.12      Other Provisions.................................................................     10
         Section 9.13      Governing Law....................................................................     10

ARTICLE 10        Effective Date of Plan....................................................................     10

                           AMERICASDOCTOR.COM, INC.

                             AMENDED AND RESTATED

                        1996 DIRECTOR STOCK OPTION PLAN

                                    ARTICLE
                                       1
                            General Purpose of Plan

         The purpose of the AmericasDoctor.com, Inc. Amended and Restated 1996 Director Stock Option Plan is to enable AmericasDoctor.com, Inc., a Delaware corporation (the "Company"), and any Parent or any Subsidiary to obtain and retain the services of the types of Directors who will contribute to the Company's long range success and to provide incentives that are linked directly to increases in share value that will inure to the benefit of all stockholders of the Company.

                                   ARTICLE 2
                                  Definitions

         For purposes of the Plan, the following terms shall be defined as set forth below:

         "Administrator" shall have the meaning as set forth in Article 3.

         "Board" means the Board of Directors of the Company.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

         "Committee" means a committee of the Board as described in Section 3.1 of the Plan.

         "Common Stock" means (i) the Class A Common Stock, $.001 par value, of the Company, (ii) any security into which shares of Common Stock may be converted by reason of any transaction or event of the type referred to in
Article 7, and (iii) in the event of a change in the stock of the Company as presently constituted that is limited to a change of all of its authorized shares with par value, into the same number of shares without par value, or a change in the par value, the shares resulting from any such change.

         "Date of Grant" means the date on which the Administrator adopts a resolution expressly granting an Option to a Participant, or if a different date is set forth in such resolution as the Date of Grant, then such date as is set forth in such resolution.

         "Director" means a member of the Board.

         "Disability" means permanent and total disability as defined by the Administrator.

         "Election" shall have the meaning set forth in Section 9.3(c) of the Plan.

         "Eligible Person" means a Director of the Company, any Parent or any Subsidiary.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended and supplemented from time to time, or any successor thereto.

         "Fair Market Value" per share at any date means the fair market value of the Stock as determined in good faith by the Administrator from time to time.

         "Non-Employee Director" means a "non-employee director" as that term is defined in Rule 16b-3(b)(3) promulgated under the Exchange Act, or any successor rule thereto.

         "Nonqualified Option" means an Option that is not an "incentive stock option" as defined in Section 422 of the Code, or any successor provision thereto.

         "Option" means an option to purchase shares of Stock upon the exercise of an Option granted pursuant to Article 6.

         "Option Agreement" shall have the meaning set forth in Section 6.2 of the Plan.

         "Optionee" means a Participant who is granted an Option pursuant to the Plan.

         "Parent" means any present or future corporation that would be a "parent corporation" as that term is defined in Section 424 of the Code or any successor provision thereto.

         "Participant" means any Eligible Person selected by the Administrator, pursuant to the Administrator's authority in Article 3, to receive grants of Options.

         "Plan" means this AmericasDoctor.com, Inc. Amended and Restated 1996 Director Stock Option Plan, as the same may be amended or supplemented from time to time.

         "Preferred Stock" means (i) the Series C Contingent Convertible Preferred Stock, $.001 par value, of the Company, (ii) any security into which shares of Preferred Stock may be converted according to their terms or by reason of any transaction or event of the type referred to in Article 7, and (iii) in the event of a change of all its authorized shares with par value, into the same number of shares without par value, or a change in the par value, the shares resulting from any such change.

         "Retirement" means retirement from service as a Director as defined by the Administrator.

         "Stock" means the Common Stock and the Preferred Stock.

         "Subsidiary" means any corporation, partnership, joint venture, unincorporated association or other entity in which the Company has a direct or indirect ownership or other equity interest.

         "Tax Date" shall have the meaning set forth in Section 9.3(c) of the Plan.

         "Withholding Right" shall have the meaning set forth in Section 9.3(b) of the Plan.

                                   ARTICLE 3
                                Administration

         Section 3.1 Administrator. The Plan shall be administered by either (i)
                     -------------
the Board or (ii) a Committee composed solely of two or more Non-Employee Directors (the group administering the Plan is referred to as the "Administrator").

         Section 3.2 Powers in General. The Administrator shall have the power
                     -----------------
and authority to grant to Eligible Persons, pursuant to the terms of the Plan, Options.

         Section 3.3 Specific Powers. In particular, the Administrator shall
                     ---------------
have the authority: (i) to construe and interpret the Plan and apply its provisions; (ii) to promulgate, amend and rescind rules and regulations relating to the administration of the Plan from time to time; (iii) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan; (iv) to determine when Options are to be granted under the Plan; (v) from time to time to select, subject to the limitations set forth in the Plan, those Eligible Persons to whom Options shall be granted; (vi) to determine the number of shares of Stock to be made subject to each Option;
(vii) to prescribe the terms and conditions of each Option, including, without limitation, the exercise price and medium of payment, and to specify the provisions of the Option Agreement relating to such Option; (viii) to amend any outstanding Options for the purpose of modifying the time or manner of vesting, the exercise price, thereunder or otherwise, subject to applicable legal restrictions and to the consent of the other party to such agreement; and (ix) to make any and all other determinations which it determines to be necessary or advisable for administration of the Plan.

         Section 3.4 Decisions Final. The interpretation and construction by the
                     ---------------
Administrator of any provision of the Plan or any agreement, notification or document evidencing the grant of Options and any determination by the Administrator pursuant to any provision of the Plan or any such agreement, notification or document shall be final and conclusive. No Administrator or member thereof shall be liable for any such action taken or determination made in good faith.

                                   ARTICLE 4
                             Stock Subject to Plan

         Section 4.1 Stock Subject to the Plan. Subject to adjustment as
                     -------------------------
provided in Article 7, the total number of shares of Stock reserved and available for issuance under the Plan shall be 371,477 shares (consisting of 350,000 shares of Common Stock and 21,477 shares of Preferred Stock). Shares reserved hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares. In connection with the issuance or transfer of shares of Stock pursuant to the Plan, the Company may repurchase shares of stock in the open market or otherwise.

         Section 4.2 Unexercised Options; Reacquired Shares. To the extent that
                     --------------------------------------
any Options expire or are otherwise terminated without being exercised, the shares underlying such Options (and shares related thereto) shall again be available for issuance in connection with future Options under the Plan. Shares acquired by the Company upon exercise of Options pursuant to
Section 6.2(c) or Section 9.3 shall not increase the shares available for issuance under the Plan.

                                   ARTICLE 5
                                  Eligibility

         Directors of the Company, any Parent or any Subsidiary who are responsible for or contribute to the management, growth or profitability of the business of the Company, any Parent or any Subsidiary, shall be eligible to be granted Options hereunder subject to limitations set forth in the Plan.

                                   ARTICLE 6
                                    Options

         Section 6.1 General. Each Option granted under the Plan shall be in
                     -------
such form and under such terms and conditions as the Administrator may from time to time approve; provided, that such terms and conditions are not inconsistent with the Plan. The provisions of Option Agreements entered into under the Plan need not be identical. Options granted under the Plan shall be Nonqualified Options.

         Section 6.2 Terms and Conditions of Options. Each Option granted
                     -------------------------------
pursuant to the Plan shall be evidenced by a written option agreement between the Company and the Optionee (the "Option Agreement"), which shall comply with and be subject to the following terms and conditions:

                  (a) Number and Type of Shares. Each Option Agreement shall
                      -------------------------
state the number and type of shares of Stock to which the Option relates.

                  (b) Exercise Price. Each Option Agreement shall state the
                      --------------
price at which shares subject to the Option may be purchased (the "Exercise Price"), which price shall be determined in the sole discretion of the Administrator and may be less than, equal to or greater than the Fair Market Value per share of Stock on the Date of Grant; provided, however, that the Exercise Price per share of Stock shall be at least equal to the per share stated par value of the Stock.

                  (c) Medium and Time of Payment. The Exercise Price shall be
                      --------------------------
paid in full, at the time of exercise, (i) in cash or cash equivalents, (ii) with the approval of the Administrator, in shares of Stock, which shall be valued at Fair Market Value on the date of exercise, (iii) any other legal consideration that the Administrator deems appropriate on such basis as the Administrator may determine in accordance with the Plan, (iv) any combination of the foregoing, and may be effected in whole or in part (x) with monies received from the Company at the time of exercise as a compensatory cash payment or (y) to the extent that the Exercise Price exceeds the par value of the shares so purchased, with monies borrowed from the Company in accordance with Section 9.5. Any Option Agreement may provide for deferred payment of the Exercise Price from the proceeds of sale through a broker on the date of exercise of the Option of some or all of the shares of Stock to which the exercise relates.

                  (d) Term and Exercise of Options. Options shall be exercisable
                      ----------------------------
over the exercise period at the times the Administrator may determine, as reflected in the related Option Agreement.

The exercise period of any Option shall be determined by the Administrator. Each Option Agreement shall specify the conditions that are necessary before the Options or installments thereof shall become exercisable, and any Option Agreement may provide for the earlier exercise of the Option, including, without limitation, in the event of a change in control of the Company or other similar transaction or event.

                  (e) Reload Options. On or after the Date of Grant of any
                      --------------
Option, the Administrator may provide for the automatic grant to the Optionee of additional Options upon the exercise of Options.

                  (f) Successive Grants. Successive grants of Options may be
                      -----------------
made to the same Optionee regardless of whether any Options previously granted to the Optionee remain unexercised.

                  (g) Section 16(b). To the extent necessary for an Option, its
                      -------------
exercise or the sale of shares of Stock acquired thereunder to be exempt from
Section 16(b) of the Exchange Act, such Option shall be held at least six months from the date such Option was granted, or at least six months shall elapse from the date of grant of such Option, to the date of disposition of the shares of Stock acquired upon exercise of such Option.

         Section 6.3 Transferability Restrictions. Any grant of Options under
                     ----------------------------
the Plan may provide that all or any part of the shares of Stock that are to be issued by the Company upon the exercise thereof shall be subject to restrictions upon transfer.

                                   ARTICLE 7
                           Effect of Certain Changes

         The Administrator may make or provide for such adjustments in the number of shares of Stock covered by outstanding Options, the Exercise Price per share of Stock applicable to any such Options, and the kind of shares (including shares of another issuer) covered thereby, as the Administrator may in good faith determine to be equitably required to prevent dilution or expansion of the rights of Optionees that otherwise would result from (a) the conversion into Common Stock of any Class B Common Stock, $.001 par value, Series A Preferred Stock, $.001 par value, Series B Contingent Convertible Preferred Stock, $.001 par value, or Preferred Stock of the Company (or any security into which shares of such Class B Common Stock, Series A Preferred Stock, Series B Contingent Convertible Preferred Stock or Preferred Stock may be converted by reason of a transaction referred to in this Article 7), (b) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company or (c) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Administrator may provide in substitution for any or all outstanding Options such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Options so replaced. Moreover, the Administrator may on or after the Date of Grant provide in the Option Agreement that the holder of the Option may elect to receive an equivalent Option in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect, or the Administrator may provide that the holder will automatically be entitled to receive such an equivalent Option. The Administrator may also make or provide for such adjustments in the maximum number of shares of Stock specified in Section 4.1 as the Administrator may in good faith determine to be appropriate to reflect any transaction or event described in this Article 7.

                                   ARTICLE 8
                   Amendments, Termination and Cancellations

         The Plan may be amended or altered from time to time or discontinued by the Administrator. With the concurrence of the affected Optionee, the Administrator may cancel any Option Agreement. In the event of any such cancellation, the Administrator may authorize the granting of new Options hereunder, which may or may not cover the same number of shares of Stock as had been covered by the canceled Option, at such Exercise Price, in such manner and subject to such other terms, conditions and discretion as would have been permitted under the Plan had the cancelled Option not been granted.

                                   ARTICLE 9
                              General Provisions

         Section 9.1  General Restrictions.
                      --------------------

                  (a) No View to Distribute. The Administrator may require each
                      ---------------------
person acquiring shares of Stock pursuant to the Plan, as a condition of receiving Options, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the shares of Stock subject to the Option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company or its counsel deems necessary or appropriate to comply with federal and applicable state securities laws. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

                  (b) Legends. All certificates for shares of Stock delivered
                      -------
under the Plan shall be subject to such stop transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state securities laws, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         Section 9.2  Other Compensation Arrangements. Nothing contained in the
                      -------------------------------
Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

         Section 9.3  Withholding Taxes.
                      -----------------

                  (a) Withholding Required. Each Participant shall, no later
                      --------------------
than the date as of which the value derived from an Option first becomes includable in the gross income of the Participant for income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any federal, state or local taxes of any kind required by law to be withheld with respect to the Option or its exercise. The obligations of the Company under the

Plan shall be conditioned upon such payment or arrangements and the Participant shall, to the extent permitted by law, have the right to request that the Company deduct any such taxes from any payment of any kind otherwise due to the Participant.

                  (b) Withholding Right. The Administrator may, in its
                      -----------------
discretion, grant an Option holder the right (a "Withholding Right") to elect to make such payment by irrevocably requiring the Company to withhold from shares issuable upon exercise of the Option that number of full shares of Stock having a Fair Market Value on the Tax Date (as defined below) equal to the amount (or portion of the amount) required to be withheld. The Withholding Right may be granted with respect to all or any portion of the Option.

                  (c) Exercise of Withholding Right. To exercise a Withholding
                      -----------------------------
Right, the Option holder must follow the election procedures set forth below, together with such additional procedures and conditions as may be set forth in the related Option Agreement or otherwise adopted by the Administrator:

                      (i) The Option holder must deliver to the Company his or her written notice of election (the "Election") to have the Withholding Right apply to all (or a designated portion) of such holder's Option.

                      (ii) Unless disapproved by the Administrator as provided in Subsection (iii) below, the Election once made will be irrevocable.

                      (iii) No Election is valid unless the Administrator consents to the Election; the Administrator has the right and power, in its sole discretion, with or without cause or reason therefor, to consent to the Election, to refuse to consent to the Election, or to disapprove the Election; and if the Administrator has not consented to the Election on or prior to the date that the amount of tax to be withheld is, under applicable federal income tax laws, fixed and determined by the Company (the "Tax Date"), the Election will be deemed approved.

                  (d) Effect. If the Administrator consents to an Election of a
                      ------
Withholding Right, upon the exercise of the Option (or any portion thereof) to which the Withholding Right relates, the Company will withhold from the shares otherwise issuable that number of full shares of Stock having a Fair Market Value equal to the amount (or portion of the amount, as applicable) required to be withheld under applicable federal and/or state income tax laws as a result of the exercise.

         Section 9.4  Indemnification. In addition to such other rights of
                      ---------------
indemnification as they may have as Directors or members of the Committee, and to the extent allowed by applicable law, each Director shall be indemnified by the Company against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement (provided that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) actually and reasonably incurred by such Director in connection with any action, suit or proceeding or in connection with any appeal thereof, to which such Director was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or executive, by reason of any action taken or failure to act under or in connection with the Plan or any option granted under the Plan, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Director did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Company, and with respect to a criminal action or proceeding, had no reasonable cause to believe that his or her conduct was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Director shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

         Section 9.5  Loans. The Company may make loans to Optionees as the
                      -----
Administrator, in its discretion, may determine in connection with the exercise of outstanding Options granted under the Plan. Such loans shall (i) be evidenced by promissory notes entered into by the holders in favor of the Company; (ii) be subject to the terms and conditions set forth in this Section 9.5 and such other terms and conditions, not inconsistent with the Plan, as the Administrator shall determine; and (iii) bear interest, if any, at such rate as the Administrator shall determine. In no event may the principal amount of any such loan exceed the Exercise Price less the par value of the shares of Stock covered by the Option, or portion thereof, exercised by the Optionee. The initial term of the loan, the schedule of payments of principal and interest under the loan, the extent to which the loan is to be with or without recourse against the holder with respect to principal and applicable interest and the conditions upon which the loan will become payable in the event of the holder's termination of engagement as an active consultant shall be determined by the Administrator; provided, however, that the term of the loan, including extensions, shall not exceed 10 years. Unless the Administrator determines otherwise, when a loan shall have been made, shares of Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

         Section 9.6  No Right to Continue as a Director. Nothing in the Plan
                      ----------------------------------
or in any Option granted pursuant to the Plan shall confer upon an Option holder any right to continue to be a Director or interfere in any way with the right of the Company to terminate such service at any time.

         Section 9.7  No Rights as a Stockholder. An Option holder or a
                      --------------------------
transferee of an Option shall have no rights as a stockholder with respect to any shares covered by the Options until the date of the issuance of a Stock certificate to such holder for such shares.

         Section 9.8  Fractional Shares. The Company shall not be required to
                      -----------------
issue any fractional shares of Stock pursuant to the Plan. The Administrator may provide for the elimination of fractions or for the settlement thereof in cash.

         Section 9.9  Regulatory Matters. Each Option Agreement shall provide
                      ------------------
that no shares shall be purchased or sold thereunder unless and until (i) any then applicable requirements of state or federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel; and (ii) if required to do so by the Company, the Optionee shall have executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Board or Committee may require. Each grant of Options shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the shares of Stock subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance of shares thereunder, such grant of Options may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to such counsel. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

         Section 9.10 Certain Terminations of Services, Hardship and Approved
                      -------------------------------------------------------
Leaves of Absence. Notwithstanding any other provision of the Plan to the
-----------------
contrary, in the event of termination of services as a Director by reason of death, Disability, Retirement, or in the event of hardship or other special circumstances, of an Optionee who holds an Option that is not immediately and fully exercisable, the Administrator may take any action that it deems to be equitable under the circumstances or in the best interests of the Company, including without limitation, waiving or modifying any limitation or requirement with respect to any Option under the Plan.

         Section 9.11 Foreign Optionees. To facilitate the granting of any
                      -----------------
Option, the Administrator may provide for such special terms for Options granted to Optionees who are foreign nationals, or who are engaged as consultants to the Company or any Parent or Subsidiary outside of the United States of America, as the Administrator may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as the Plan; no such supplements, amendments, restatements or alternative versions shall include provisions that are inconsistent with the terms of the Plan as then in effect, unless the Plan could have been amended to eliminate such inconsistency, without approval by the stockholders of the Company.

         Section 9.12 Other Provisions. The Option Agreements authorized under
                      ----------------
the Plan may contain such other provisions not inconsistent with the Plan, including, without limitation, restrictions upon the exercise of the Options, as the Administrator may deem advisable.

         Section 9.13 Governing Law. The Plan and all interpretations and
                      -------------
determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Illinois without regard to the choice of law provisions thereof.

                                  ARTICLE 10
                            Effective Date of Plan

         The Plan shall become effective on the date on which the Plan is adopted by the Board or a committee thereof.